SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 22, 2003

Date of Report (date of earliest event reported)

KOMAG, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification No.)

1710 Automation Parkway San Jose, California 95131 (Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 576-2000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
EXHIBIT INDEX
EXHIBIT 99

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99 Registrant’s Earnings Release Dated July 22, 2003

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 22, 2003, Komag Incorporated issued an earnings release announcing its financial results for the second quarter ended June 29, 2003. A copy of the earnings release is attached as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Komag, Incorporated, a Delaware corporation

Dated: July 22, 2003	By:	/s/ Thian Hoo Tan Thian Hoo Tan Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Registrant’s Earnings Release Dated July 22, 2003.